                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 2, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2003
                          providing for the issuance of

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-S12

          Delaware                  333-103345                94-2528990
(State or other jurisdiction       (Commission       IRS Employer Identification
       of Incorporation)           File Number)                 Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1

     Term Sheet prepared by Goldman, Sachs & Co. Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-S12.

     Term Sheet prepared by WaMu Capital Corp. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-S12.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2003

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                     (Registrant)


                                     By: /s/ David Zielke
                                     -------------------------------------------
                                     David H. Zielke
                                     First Vice President and Counsel
                                     (Authorized Officer)